________________________________________________________________________________
                                                                  EXHIBIT 3.2(b)


                          AMENDED AND RESTATED BYLAWS

                                      OF

                         ATHERTON CAPITAL INCORPORATED



________________________________________________________________________________

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I - CORPORATE OFFICES..............................................    1

     1.1    REGISTERED OFFICE..............................................    1
     1.2    OTHER OFFICES..................................................    1

ARTICLE II - MEETINGS OF STOCKHOLDERS......................................    1

     2.1    PLACE OF MEETINGS..............................................    1
     2.2    ANNUAL MEETING.................................................    2
     2.3    SPECIAL MEETING................................................    3
     2.4    NOTICE OF STOCKHOLDERS' MEETINGS...............................    3
     2.5    MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE...................    3
     2.6    QUORUM.........................................................    4
     2.7    ADJOURNED MEETING; NOTICE......................................    4
     2.8    VOTING.........................................................    4
     2.9    WAIVER OF NOTICE...............................................    4
     2.10   STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING........    5
     2.11   RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS....    5
     2.12   PROXIES........................................................    5
     2.13   LIST OF STOCKHOLDERS ENTITLED TO VOTE..........................    6

ARTICLE III - DIRECTORS....................................................    6

     3.1    POWERS.........................................................    6
     3.2    NUMBER OF DIRECTORS............................................    6
     3.3    ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS........    6
     3.4    RESIGNATION AND VACANCIES......................................    7
     3.5    PLACE OF MEETINGS; MEETINGS BY TELEPHONE.......................    7
     3.6    FIRST MEETINGS.................................................    8
     3.7    REGULAR MEETINGS...............................................    8
     3.8    SPECIAL MEETINGS; NOTICE.......................................    8
     3.9    QUORUM.........................................................    8
     3.10   WAIVER OF NOTICE...............................................    9
     3.11   ADJOURNED MEETING; NOTICE......................................    9
     3.12   BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING..............    9
     3.13   FEES AND COMPENSATION OF DIRECTORS.............................    9

     3.14   APPROVAL OF LOANS TO OFFICERS..................................  10
     3.15   REMOVAL OF DIRECTORS...........................................  10

ARTICLE IV - COMMITTEES....................................................  10

     4.1    COMMITTEES OF DIRECTORS........................................  10
     4.2    COMMITTEE MINUTES..............................................  11
     4.3    MEETINGS AND ACTION OF COMMITTEES..............................  11

ARTICLE V - OFFICERS.......................................................  11

     5.1    OFFICERS.......................................................  11
     5.2    ELECTION AND TERM OF OFFICERS..................................  12
     5.3    REMOVAL AND RESIGNATION........................................  12
     5.4    VACANCIES......................................................  12
     5.5    CHAIRMAN OF THE BOARD..........................................  12
     5.6    CHIEF EXECUTIVE OFFICER........................................  12
     5.7    PRESIDENT......................................................  13
     5.8    EXECUTIVE VICE PRESIDENTS, SENIOR VICE PRESIDENTS, VICE
            PRESIDENTS.....................................................  13
     5.9    SECRETARY......................................................  13
     5.10   CHIEF FINANCIAL OFFICER........................................  14
     5.11   OTHER OFFICERS AND EMPLOYEES...................................  14
     5.12   SALARIES.......................................................  14

ARTICLE VI - INDEMNITY.....................................................  14

     6.1    INDEMNIFICATION OF DIRECTORS AND OFFICERS......................  14
     6.2    INDEMNIFICATION OF OTHERS......................................  15
     6.3    INSURANCE......................................................  15

ARTICLE VII - RECORDS AND REPORTS..........................................  15

     7.1    MAINTENANCE AND INSPECTION OF RECORDS..........................  15
     7.2    INSPECTION BY DIRECTORS........................................  16
     7.3    ANNUAL STATEMENT TO STOCKHOLDERS...............................  16
     7.4    REPRESENTATION OF SHARES OF OTHER CORPORATIONS.................  16

ARTICLE VIII - GENERAL MATTERS.............................................  17

                               TABLE OF CONTENTS
                                  (Continued)


     8.1    CHECKS.........................................................  17
     8.2    EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS...............  17
     8.3    STOCK CERTIFICATES; PARTLY PAID SHARES.........................  17
     8.4    SPECIAL DESIGNATION ON CERTIFICATES............................  18
     8.5    LOST CERTIFICATES..............................................  18
     8.6    CONSTRUCTION; DEFINITIONS......................................  18
     8.7    DIVIDENDS......................................................  18
     8.8    FISCAL YEAR....................................................  19
     8.9    SEAL...........................................................  19
     8.10   TRANSFER OF STOCK..............................................  19
     8.11   STOCK TRANSFER AGREEMENTS......................................  19
     8.12   REGISTERED STOCKHOLDERS........................................  19

ARTICLE IX - AMENDMENTS....................................................  20

ARTICLE X - DISSOLUTION....................................................  20

ARTICLE XI - CUSTODIAN.....................................................  21

     11.1   APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES....................  21
     11.2   DUTIES OF CUSTODIAN............................................  21

                          AMENDED AND RESTATED BYLAWS

                                      OF

                         ATHERTON CAPITAL INCORPORATED


                                   ARTICLE I

                               CORPORATE OFFICES
                               -----------------


     1.1  REGISTERED OFFICE
          -----------------

     The registered office of Atherton Capital Incorporated (the "Corporation") is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the Corporation at such location is The Corporation Trust Company.

     1.2  OTHER OFFICES
          -------------

     The Board of Directors may at any time establish other offices at any place or places where the Corporation is qualified to do business.


                                  ARTICLE II

                           MEETINGS OF STOCKHOLDERS
                           ------------------------


     2.1  PLACE OF MEETINGS
          -----------------

     Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the registered office of the Corporation.

     2.2  ANNUAL MEETING
          --------------

     The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board of Directors. In the absence of such designation, the annual meeting of stockholders shall be held on the __________ of __________ in each year at ____.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected and any other proper business may be transacted.

          (a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (B) otherwise properly brought before the meeting by or at the direction of the board of directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "1934 Act"), in his, her or its capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order for a stockholder to include information with respect to a proposal in the proxy statement and form of proxy for a meeting of stockholder, such stockholder must provide notice as required by the regulations promulgated under the 1934 Act. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (b). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting in accordance with the provisions of this paragraph (b), and, if he or she so determines, he or she shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

          (b) Only persons who are nominated in accordance with the procedures set forth in this paragraph (c) shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the Corporation who is entitled to vote in the election of directors at such meeting and who complies with the notice procedures set forth in this paragraph (c). Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the Corporation in accordance with the provisions of paragraph (b) of this Section 2.2. Such stockholder's notice shall set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to the nominee that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such nominee's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving notice, the information required to be provided pursuant to paragraph (b) of this Section 2.2. At the request of the Board of Directors, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the Corporation such information regarding the nominee as is required to be set forth in a stockholder's notice of such nomination. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this paragraph (c). The chairman of the meeting shall, if the facts warrants, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he or she should so determine, he or she shall so declare at the meeting, and the defective nomination shall be disregarded.

     2.3  SPECIAL MEETING
          ---------------

     Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the President or the Board of Directors, but such special meetings may not be called by any other person or persons.

     2.4  NOTICE OF STOCKHOLDERS' MEETINGS
          --------------------------------

     All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders. No business other than that specified in the notice may be transacted at a special meeting, but any matter properly brought before an annual meeting may be presented at such annual meeting. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the Board intends to present for election.

     2.5  MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE
          --------------------------------------------

     Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to a stockholder at his, her or its address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     2.6  QUORUM
          ------

     The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

     The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     2.7  ADJOURNED MEETING; NOTICE
          -------------------------

     When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     2.8  VOTING
          ------

     The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

     Except as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

     2.9  WAIVER OF NOTICE
          ----------------

     Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

     2.10  STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING
           -------------------------------------------------------

     Stockholders may not take action by written consent in lieu of meeting but must take actions at a duly called annual or special meeting.

     2.11  RECORD DATE FOR STOCKHOLDER NOTICE; VOTING
           ------------------------------------------

     In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

     If the Board of Directors does not so fix a record date:

           (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

           (ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     2.12  PROXIES
           -------

     Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by a written proxy, signed by the stockholder and filed with the secretary of the Corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(c) of the General Corporation Law of Delaware.

     2.13  LIST OF STOCKHOLDERS ENTITLED TO VOTE
           -------------------------------------

     The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the entire time thereof, and may be inspected by any stockholder who is present.

                                  ARTICLE III

                                   DIRECTORS
                                   ---------

     3.1   POWERS
           ------

     Subject to the provisions of the General Corporation Law of Delaware and any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

     3.2   NUMBER OF DIRECTORS
           -------------------

     The authorized number of directors shall be as specified in the Certificate of Incorporation. This number may be changed by a duly adopted amendment to the Certificate of Incorporation.

     No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

     3.3   ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS
           -------------------------------------------------------

     Except as provided in Section 3.4 of these Bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the ______ annual meeting next succeeding their election. Directors need not be stockholders unless so required by the Certificate of Incorporation or these Bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his successor is duly elected and qualified or until his earlier resignation or removal.

     Elections of directors need not be by written ballot.

     3.4  RESIGNATION AND VACANCIES
          -------------------------

     Any director may resign at any time upon written notice to the Corporation. When one or more directors so resigns and the resignation is effective at a future date, unless otherwise provided in the Certificate of Incorporation, a majority of the remaining directors, although less than a quorum, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

     Unless otherwise provided in the Certificate of Incorporation or these
Bylaws:

               (i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the remaining directors, although less than a quorum, or by a sole remaining director.

               (ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

     If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then the President may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

     3.5  PLACE OF MEETINGS; MEETINGS BY TELEPHONE
          ----------------------------------------

     The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

     Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

     3.6  FIRST MEETINGS
          --------------

     The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

     3.7  REGULAR MEETINGS
          ----------------

     Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

     3.8  SPECIAL MEETINGS; NOTICE
          ------------------------

     Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board, the President, the Secretary or any two (2) directors.

     Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail facsimile, overnight courier or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, facsimile, overnight courier or telegram, it shall be delivered personally or by telephone or facsimile or to the overnight courier or telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or, if the meeting is to be held at the principal executive office of the Corporation, the place of the meeting.

     3.9  QUORUM
          ------

     At all meetings of the Board of Directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

     A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

     3.10  WAIVER OF NOTICE
           ----------------

     Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

     3.11  ADJOURNED MEETING; NOTICE
           -------------------------

     If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

     3.12  BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING
           -------------------------------------------------

     Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board or committee.

     3.13  FEES AND COMPENSATION OF DIRECTORS
           ----------------------------------

     Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors.

     3.14  APPROVAL OF LOANS TO OFFICERS
           -----------------------------

     The Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiary, including any officer or employee who is a director of the Corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

     3.15  REMOVAL OF DIRECTORS
           --------------------

     Unless otherwise restricted by statute, by the Certificate of Incorporation or by these Bylaws, any director or the entire Board of Directors may be removed, only for cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

     No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.


                                  ARTICLE IV

                                  COMMITTEES
                                  ----------


     4.1  COMMITTEES OF DIRECTORS
          -----------------------

     The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, with each committee to consist of one or more of the directors of the Corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in the Bylaws of the Corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, (iv) recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or (v) amend the Bylaws of the Corporation; and, unless the board resolution establishing the committee, the Bylaws or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

     4.2  COMMITTEE MINUTES
          -----------------

     Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

     4.3  MEETINGS AND ACTION OF COMMITTEES
          ---------------------------------

     Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Section 3.5 (place of meetings and meetings by telephone), Section 3.7 (regular meetings),
Section 3.8 (special meetings and notice), Section 3.9 (quorum), Section 3.10 (waiver of notice), Section 3.11 (adjournment and notice of adjournment), and
Section 3.12 (action without a meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may also be called by resolution of the Board of Directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.


                                   ARTICLE V

                                   OFFICERS
                                    --------

     5.1  OFFICERS
          --------

     The officers of the corporation shall be a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer and such other officers as the Board of Directors shall from time to time determine. Any two (2) or more offices may be held by the same person. None of the officers need be a director, a stockholder of the corporation or a resident of the State of Delaware.

     5.2  ELECTION AND TERM OF OFFICE
          ---------------------------

     The officers of the corporation shall be elected annually by the Board of Directors at their first meeting held after each regular annual meeting of the stockholders. If the election of officers shall not be held at such meeting of the Board, such election shall be held at a regular or special meeting of the Board of Directors as soon thereafter any may be convenient. Each officer shall hold office until his successor is elected and qualified or until his death or resignation or until he shall have been removed in the manner hereinafter provided.

     5.3  REMOVAL AND RESIGNATION
          -----------------------

     Any officer may be removed, either with or without cause, by a majority of the directors then in office at any regular or special meeting of the Board; but such removal shall be without prejudice to the contract rights, if any, of such person so removed. Any officer may resign at any time by giving written notice to the Board of Directors, to the President or to the Secretary of the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified herein, the acceptance of such resignation shall not be necessary to make it effective.

     5.4  VACANCIES
          ---------

     A vacancy in any office because of death, resignation, removal, or any other cause may be filled for the unexpired portion of the term by the Board of Directors.

     5.5  CHAIRMAN OF THE BOARD
          ---------------------

     The Board of Directors may elect one (1) of the directors to be Chairman of the Board. The Chairman of the Board, if such an officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors or as may be prescribed by these Bylaws. If there is no Chief Executive Officer or President, then the Chairman of the Board shall also be the chief executive officer of the Corporation and shall have the powers and duties prescribed in Section 5.7 of these bylaws.

     5.6  CHIEF EXECUTIVE OFFICER
          -----------------------

     The Board of Directors shall elect a Chief Executive Officer. The Chief Executive Officer may sign, with the Secretary or an Assistant Secretary or the Chief Financial Officer, certificates for shares of stock of the Corporation the issuance of which shall have been duly authorized by the Board of Directors.

Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the Chief Executive Officer shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman of the Board, at all meetings of the Board of Directors. He or she shall have the general powers and duties of management usually vested in the office of Chief Executive Officer of a Corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

     5.7  PRESIDENT
          ---------

     The Board of Directors shall elect a President. The President may sign, with the Secretary or an Assistant Secretary or the Chief Financial Officer, certificates for shares of stock of the Corporation the issuance of which shall have been duly authorized by the Board of Directors. The President shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

     5.8  EXECUTIVE VICE PRESIDENTS, SENIOR VICE PRESIDENTS, VICE PRESIDENTS
          ------------------------------------------------------------------

     The Board of Directors may elect as officers of the corporation one (1) or more Executive Vice Presidents, one (1) or more Senior Vice Presidents and one
(1) or more Vice Presidents, none of whom need be members of the Board of Directors. Reference in this by-law to the term "Vice President" shall include Executive Vice President, Senior Vice President and Vice President unless otherwise specified. Any Vice President may sign, with the Secretary or an Assistant Secretary, or the Chief Financial Officer, certificates for share of stock of the corporation the issuance of which shall have been duly authorized by the Board of Directors.

     5.9  SECRETARY
          ---------

     The Board of Directors shall appoint a Secretary who shall: (a) keep the minutes of the meetings of the stockholders, the Board of Directors and committees of directors, in one (1) or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) have charge of the corporate records; (d) keep a register of the post office address of each stockholder, director or committee member which shall from time to time be furnished to the Secretary by such stockholder, director or member; (e) sign with the Chief Executive Officer, the President, or a Vice President, certificates for shares of stock of the Corporation, the issuance of which shall have been duly authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the Corporation; and (g) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to the Secretary by the Chief Executive Officer, the President or the Board of Directors. The Secretary may delegate such details of the performance of duties of his or her office as may be appropriate in the exercise of reasonable care to one (1) or more persons in his or her stead, but shall not thereby be relieved of responsibility for the performance of such duties.

     5.10 CHIEF FINANCIAL OFFICER
          -----------------------

     The Board of Directors shall elect a Chief Financial Officer who shall be the chief financial officer of the Corporation. The Chief Financial Officer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board, the Chief Executive Officer, the President and the Board of the Directors, at its regular meetings, or when the Board of Directors so requires, an account of all the Chief Financial Officer's transactions as Chief Financial Officer and the financial condition of the Corporation.

     5.11 OTHER OFFICERS AND EMPLOYEES
          ----------------------------

     The Board of Directors may appoint such other officers of the Corporation as it deems appropriate.

     5.12 SALARIES
          --------

     No officer shall be prevented from receiving a salary or other compensation by reason of the fact that he or she is also a director of the Corporation.


                                  ARTICLE VI

                                   INDEMNITY
                                   ---------


      6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS
          -----------------------------------------

     The Corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, indemnify each of its directors and officers against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.1, a "director" or "officer" of the Corporation includes any person (i) who is or was a director or officer of the Corporation or any subsidiary, (ii) who is or was serving at the request of the Corporation as a director or officer of another Corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a Corporation which was a predecessor Corporation of the Corporation or of another enterprise at the request of such predecessor Corporation.

     6.2 INDEMNIFICATION OF OTHERS
          -------------------------

     The Corporation shall have the power, to the extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.2, an "employee" or "agent" of the Corporation (other than a director or officer) includes any person (i) who is or was an employee or agent of the Corporation, (ii) who is or was serving at the request of the Corporation as an employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a Corporation which was a predecessor Corporation of the Corporation or of another enterprise at the request of such predecessor Corporation.

     6.3 INSURANCE
         ---------

     The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the General Corporation Law of Delaware.


                                  ARTICLE VII

                              RECORDS AND REPORTS
                              -------------------


     7.1 MAINTENANCE AND INSPECTION OF RECORDS
         -------------------------------------

     The Corporation shall, either at its principal executive office or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books, and other records.

     Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal place of business.

     The officer who has charge of the stock ledger of a Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     7.2 INSPECTION BY DIRECTORS
         -----------------------

     Any director shall have the right to examine the Corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the Corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

     7.3 ANNUAL STATEMENT TO STOCKHOLDERS
         --------------------------------

     The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

     7.4 REPRESENTATION OF SHARES OF OTHER CORPORATIONS
         ----------------------------------------------

     The Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, the Secretary or Assistant Secretary of the Corporation, or any other person authorized by the Board of Directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares of any other Corporation or Corporations standing in the name of the Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.


                                  ARTICLE VIII

                                GENERAL MATTERS
                                ---------------


     8.1  CHECKS
          ------

     From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.


     8.2  EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS
          ------------------------------------------------

     The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     8.3  STOCK CERTIFICATES; PARTLY PAID SHARES
          --------------------------------------

     The shares of a Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman or Vice-Chairman of the Board of Directors, or the President, Chief Executive Officer or Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

     The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

     8.4 SPECIAL DESIGNATION ON CERTIFICATES
         -----------------------------------

     If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     8.5 LOST CERTIFICATES
         -----------------

     Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal represen tative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

     8.6 CONSTRUCTION; DEFINITIONS
         -------------------------

     Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a Corporation and a natural person.

     8.7 DIVIDENDS
         ---------

     The directors of the Corporation, subject to any restrictions contained in the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock pursuant to the General Corporation Law of Delaware. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock.

     The directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

     8.8  FISCAL YEAR
          -----------

     The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

     8.9  SEAL
          ----

     The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

     8.10 TRANSFER OF STOCK
          -----------------

     Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, assuming compliance with applicable securities laws, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

     8.11 STOCK TRANSFER AGREEMENTS
          -------------------------

     The Corporation shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

     8.12 REGISTERED STOCKHOLDERS
          -----------------------

     The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by laws of Delaware.


                                  ARTICLE IX

                                  AMENDMENTS
                                  ----------


     The original or other Bylaws of the Corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the Corporation may, in its Certificate of Incorporation, confer the power to adopt, amend or repeal Bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.


                                   ARTICLE X

                                  DISSOLUTION
                                  -----------


     If it should be deemed advisable in the judgment of the Board of Directors of the Corporation that the Corporation should be dissolved, the Board, after the adoption of a resolution to that effect by a majority of the whole Board at any meeting called for that purpose, shall cause notice to be mailed to each stockholder entitled to vote thereon of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution.

     At the meeting a vote shall be taken for and against the proposed dissolution. If a majority of the outstanding stock of the Corporation entitled to vote thereon votes for the proposed dissolution, then a certificate stating that the dissolution has been authorized in accordance with the provisions of
Section 275 of the General Corporation Law of Delaware and setting forth the names and residences of the directors and officers shall be executed, acknowledged, and filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such certificate's becoming effective in accordance with Section 103 of the General Corporation Law of Delaware, the Corporation shall be dissolved.

     Whenever all the stockholders entitled to vote on a dissolution consent in writing, either in person or by duly authorized attorney, to a dissolution, no meeting of directors or stockholders shall be necessary. The consent shall be filed and shall become effective in accordance with Section 103 of the General Corporation Law of Delaware. Upon such consent's becoming effective in accor dance with Section 103 of the General Corporation Law of Delaware, the Corporation shall be dissolved. If the consent is signed by an attorney, then the original power of attorney or a photocopy thereof shall be attached to and filed with the consent. The consent filed with the Secretary of State shall have attached to it the affidavit of the Secretary or some other officer of the Corporation stating that the consent has been signed by or on behalf of all the stockholders entitled to vote on a dissolution; in addition, there shall be attached to the consent a certification by the Secretary or some other officer of the Corporation setting forth the names and residences of the directors and officers of the Corporation.


                                   ARTICLE XI

                                   CUSTODIAN
                                   ---------


     11.1  APPOINTMENT OF A CUSTODIAN IN CERTAIN CASES
           -------------------------------------------

     The Court of Chancery, upon application of any stockholder, may appoint one or more persons to be custodians and, if the Corporation is insolvent, to be receivers, of and for the Corporation when:

          (i) at any meeting held for the election of directors the stockholders are so divided that they have failed to elect successors to directors whose terms have expired or would have expired upon qualification of their successors; or

          (ii) the business of the Corporation is suffering or is threatened with irreparable injury because the directors are so divided respecting the management of the affairs of the Corporation that the required vote for action by the Board of Directors cannot be obtained and the stockholders are unable to terminate this division; or

          (iii) the Corporation has abandoned its business and has failed within a reasonable time to take steps to dissolve, liquidate or distribute its assets.

     11.2  DUTIES OF CUSTODIAN
           -------------------

     The custodian shall have all the powers and title of a receiver appointed under Section 291 of the General Corporation Law of Delaware, but the authority of the custodian shall be to continue the business of the Corporation and not to liquidate its affairs and distribute its assets, except when the Court of Chancery otherwise orders and except in cases arising under Sections 226(a)(3) or 352(a)(2) of the General Corporation Law of Delaware.